UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2006

StockerYale, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-27372	04-2114473
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

32 Hampshire Road Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

(603) 893-8778

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 31, 2006, StockerYale, Inc. (the “Registrant”) completed the acquisition of 100% of the outstanding stock of Photonic Products, Ltd. A copy of the press release regarding the acquisition is included as Exhibit 99.1 to this Form 8-K.

The Registrant will host an investor conference call at 4:00 p.m. Eastern Standard Time on Wednesday, November 1, 2006 to discuss the acquisition. To access the conference call, investors and other interested parties should call (866) 278-4858 (U.S. and Canada) and (904) 596-2360 (all others) five minutes before the start of the call. Powerpoint slides to be presented to listeners during the conference call, a copy of which is filed with this report as Exhibit 99.2 and is incorporated herein by reference, will be made available on the Registrant’s website at www.stockeryale.com/PP_Acquisition.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of the Registrant, dated October 31, 2006.

99.2	Presentation for Investor Conference Call (November 1, 2006).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StockerYale, Inc.

Date: November 1, 2006

	By:	/s/ Marianne Molleur
Marianne Molleur
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Registrant, dated October 31, 2006.

99.2	Presentation for Investor Conference Call (November 1, 2006).